Exhibit 10.32

RELEASE OF GUARANTORS

Dated as of January 27, 2014

THIS RELEASE OF GUARANTORS (this “Release”) is executed and delivered by Digital Realty Trust, L.P. (the “Company”), Prudential Investment Management, Inc. (“PIM”) and the other Purchasers party to the Note Agreement referred to below.

PRELIMINARY STATEMENTS:

(1) The Company, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Company party thereto and the Purchasers from time to time party thereto have entered into an Amended and Restated Note Purchase and Private Shelf Agreement, dated as of November 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Note Agreement”). Capitalized terms not otherwise defined in this Release have the same meanings as specified in the Note Agreement.

(2) The Company has requested that each of Digital 113 N. Myers, LLC and Digital 125 N. Myers, LLC be released from its obligations as a Subsidiary Guarantor and the Required Holders have agreed to effect such release on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Release of Obligations. Upon the occurrence of the Release Effective Date (as defined in Section 3 below), each of Digital 113 N. Myers, LLC and Digital 125 N. Myers, LLC shall be released in full from its obligations under the Note Agreement (including, without limitation, its obligations as a Subsidiary Guarantor under Section 21 of the Note Agreement) and the other Transaction Documents.

SECTION 2. Representations and Warranties. The Company hereby represents and warrants that the representations and warranties contained in Section 5 of the Note Agreement are correct on and as of the Release Effective Date (as defined below), immediately before and immediately after giving effect to this Release, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case such representation and warranty is correct as of such earlier date).

SECTION 3. Conditions of Effectiveness. This Release shall become effective as of the first date (the “Release Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Purchasers shall have received (i) counterparts of this Release executed by the parties hereto, and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors (other than Digital 113 N. Myers, LLC and Digital 125 N. Myers, LLC).

(b) The representations and warranties of each of the Credit Parties in Section 5 of the Note Agreement shall be correct on and as of the Release Effective Date, immediately before and, in the case of each of the Credit Parties other than Digital 113 N. Myers, LLC and Digital 125 N. Myers, LLC, immediately after giving effect to this Release, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case such representation and warranty shall be correct as of such earlier date).

(c) No event shall have occurred and be continuing, immediately before or immediately after the effectiveness of this Release, that constitutes a Default.

(d) All of the reasonable out-of-pocket fees and expenses of PIM (including the reasonable fees and expenses of counsel for PIM) due and payable on the Release Effective Date shall have been paid in full.

This Release is subject to the provisions of Section 18 of the Note Agreement.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) On and after the effectiveness of this Release, each reference in the Note Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Note Agreement, and each reference in each of the other Transaction Documents to the “Agreement”, “Note Agreement”, “thereunder”, “thereof” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, after giving effect to this Release.

(b) On and after the effectiveness of this Release, each reference in the Note Agreement or other Transaction Document to “Guarantor”, “Guarantors”, “Subsidiary Guarantor”, or “Subsidiary Guarantors” shall mean and be a reference to the applicable term after giving effect to this Release.

(c) The Note Agreement, after giving effect to this Release, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(d) Except for the release of each of Digital 113 N. Myers, LLC and Digital 125 N. Myers, LLC as provided in Section 1 of this Release, the execution, delivery and effectiveness of this Release shall not operate as a waiver of any right, power or remedy of any holder of a Note or PIM under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

SECTION 5. Costs and Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of PIM in connection with the preparation, execution, delivery and administration, modification and amendment of this Release and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for PIM) in accordance with the terms of Section 16 of the Note Agreement.

SECTION 6. Execution in Counterparts. This Release may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Release by facsimile or email shall be effective as delivery of a manually executed counterpart of this Release.

SECTION 7. Governing Law. This Release shall be governed by, and construed in accordance with, the laws of the State of New York, excluding any choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

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IN WITNESS WHEREOF, the parties hereto have caused this Release to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC.,
its sole general partner

By:	/s/ A. William Stein
Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

ACKNOWLEDGED AND AGREED BY RELEASED SUBSIDIARY GUARANTORS:

DIGITAL 113 N. MYERS, LLC

By: DIGITAL REALTY TRUST, L.P., its member and manager

By: DIGITAL REALTY TRUST, INC., its sole general partner

By:	/s/ A. William Stein

Name: A. William Stein

Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 125 N. MYERS, LLC

By: DIGITAL REALTY TRUST, L.P., its member and manager

By: DIGITAL REALTY TRUST, INC., its sole general partner

By:	/s/ A. William Stein

Name: A. William Stein

Title: Chief Financial Officer and Chief Investment Officer

PURCHASERS:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ David Levine
Name: David Levine
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ David Levine
Name: David Levine
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ David Levine
Name: David Levine
Title: Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ David Levine
Name: David Levine
Title: Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ David Levine
Name: David Levine
Title: Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ David Levine
Name: David Levine
Title: Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ David Levine
Name: David Levine
Title: Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By: Prudential Investment Management, Inc., as investment manager

By:	/s/ David Levine
Name: David Levine
Title: Vice President

CONSENT

Dated as of January 9, 2014

Each of the undersigned, as a Guarantor under the Note Agreement referred to in the foregoing Release, hereby consents to such Release and hereby confirms and agrees that notwithstanding the effectiveness of such Release, the Multiparty Guaranty contained in the Note Agreement is and shall continue to be in full force and effect with respect to the undersigned Guarantors and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Release, each reference in the Transaction Documents to the “Agreement”, “Note Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Note Agreement, after giving effect to such Release.

THE GUARANTORS:

DIGITAL REALTY TRUST, INC.

By:	/s/ A. William Stein

Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

GLOBAL RIVERSIDE, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

By:	DIGITAL REALTY TRUST, INC., its sole general partner

By:	/s/ A. William Stein

Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 2260 EAST EL SEGUNDO, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

By:	DIGITAL REALTY TRUST INC., its sole general partner

By:	/s/ A. William Stein

Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 720 2ND, LLC

By:	DIGITAL REALTY TRUST, L.P.,
its member and manager

By:	DIGITAL REALTY TRUST INC., its sole general partner

By:	/s/ A. William Stein

Name: A. William Stein
Title: Chief Financial Officer and Chief Investment Officer